[MERRILL LYNCH LOGO]

COMPUTATIONAL MATERIALS FOR MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-OPT1


                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,042,527,000](APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-OPT1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        OPTION ONE MORTGAGE CORPORATION
                            ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               NOVEMBER 12, 2003


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

COMPUTATIONAL MATERIALS FOR MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2003-OPT1

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        MLMI 2003-OPT1

                1ML         6ML                Forward curve
             11/11/2003  11/11/2003          Excess spread % (1)
             ----------  ----------          -------------------
   1            1.120       1.270                   437
   2            1.164       1.318                   422
   3            1.200       1.405                   422
   4            1.240       1.510                   436
   5            1.352       1.628                   421
   6            1.425       1.754                   428
   7            1.497       1.899                   420
   8            1.704       2.045                   417
   9            1.817       2.193                   397
  10            1.924       2.351                   386
  11            2.128       2.505                   363
  12            2.262       2.651                   340
  13            2.384       2.805                   337
  14            2.592       2.951                   305
  15            2.737       3.084                   290
  16            2.868       3.222                   310
  17            3.005       3.343                   261
  18            3.136       3.460                   260
  19            3.268       3.578                   233
  20            3.371       3.689                   239
  21            3.501       3.799                   289
  22            3.628       3.910                   275
  23            3.714       4.006                   279
  24            3.824       4.097                   253
  25            3.942       4.190                   255
  26            4.022       4.272                   233
  27            4.125       4.350                   250
  28            4.232       4.425                   287
  29            4.245       4.492                   236
  30            4.345       4.565                   241
  31            4.445       4.636                   188
  32            4.477       4.700                   203
  33            4.550       4.770                   212
  34            4.644       4.833                   201
  35            4.677       4.892                   214
  36            4.747       4.953                   188
  37            4.832       5.012                   197
  38            4.870       5.067                   176
  39            4.937       5.123                   190
  40            5.010       5.174                   239
  41            5.030       5.224                   180
  42            5.087       5.276                   193
  43            5.160       5.325                   165
  44            5.182       5.372                   183
  45            5.237       5.420                   173
  46            5.306       5.466                   165
  47            5.328       5.509                   182
  48            5.380       5.555                   156
  49            5.441       5.595                   154
  50            5.461       5.636                   132
  51            5.511       5.675                   140
  52            5.567       5.712                   175
  53            5.581       5.751                   131
  54            5.624       5.784                   147
  55            5.678       5.817                   119
  56            5.688       5.851                   140
  57            5.730       5.881                   125
  58            5.783       5.912                   119
  59            5.779       5.939                   141
  60            5.821       5.969                   115
  61            5.869       5.997                   131
  62            5.871       6.026                   110
  63            5.912       6.051                   115
  64            5.952       6.076                   176
  65            5.952       6.103                   110
  66            5.984       6.125                   128
  67            6.026       6.149                   103
  68            6.025       6.171                   124
  69            6.060       6.194                   107
  70            6.098       6.219                   103
  71            6.089       6.237                   125
  72            6.121       6.258                   100
  73            6.155       6.279                   118
  74            6.161       6.301                   96
  75            6.194       6.321                   99
  76            6.222       6.341                   163
  77            6.217       6.362                   97
  78            6.244       6.385                   116
  79            6.274       6.410                   91
  80            6.283       6.430                   113
  81            6.309       6.454                   95
  82            6.336       6.479                   92
  83            6.354       6.499                   113
  84            6.382       6.519                   88
  85            6.403       6.539                   108
  86            6.422       6.560                   85
  87            6.446       6.578                   88
  88            6.466       6.597                   154
  89            6.477       6.614                   85
  90            6.498       6.631                   106
  91            6.519       6.650                   82
  92            6.527       6.665                   104
  93            6.549       6.684                   84
  94            6.566       6.701                   83
  95            6.581       6.717                   105


1) Assumes 28% CPR for adjustable rate collateral, 20% HEP for fixed rate collateral and 10% call